UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22877

Nuveen All Cap Energy MLP Opportunities Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   November 30

Date of reporting period:   May 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report May 31, 2016

JMF
Nuveen Energy MLP Total Return Fund

JMLP
Nuveen All Cap Energy MLP Opportunities Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, financial markets have become more volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

July 26, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

The Funds investment adviser is Nuveen Fund Advisors, LLC (NFAL), an affiliate of Nuveen Investments, Inc. These Funds feature portfolio management by the MLP & Energy Infrastructure team of Advisory Research, Inc., which is a wholly-owned subsidiary of Piper Jaffray Companies. James J. Cunnane Jr., CFA, Managing Director and Chief Investment Officer for the MLP & Energy Infrastructure team and Quinn T. Kiley, Managing Director and Senior Portfolio Manager, co-manage the Funds. Here they discuss their investment strategies and the performance of the Funds for the six-month reporting period ending May 31, 2016.

How did the Funds perform during this six-month reporting period ended May 31, 2016?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide total returns for the six-month, one-year, five-year and since inception periods, where applicable, ended May 31, 2016. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. JMF’s total return at NAV underperformed both the Alerian MLP Index (“Index”) and the S&P 500® Index during the six-month reporting period. JMLP’s total return at NAV outperformed both the Alerian MLP Index and the S&P 500® Index during the six-month reporting period.

The Funds are taxed as “C” corporations, and unlike most other investment companies they pay taxes on their own income. Consequently, as explained more fully later in the report, the Funds’ adjustments to their assets and liabilities to reflect the Funds’ projected tax payments can significantly impact Fund share performance. In the most recent six-month reporting period, those tax adjustments had a slight positive impact on the share performance of JMF, and no impact on the share performance of JMLP.

The Funds employ leverage. As explained more fully later in the report, in the most recent six-month reporting period, where the value of portfolio assets fell sharply, this leverage negatively impacted the total returns of both Funds.

You should consider the Funds’ tax adjustments and leverage when comparing each Fund’s performance to the Alerian MLP Index and S&P 500® Index, as neither index is leveraged nor affected by the tax treatment of gains or losses. As a result, the Funds’ total return performance could differ significantly from the actual returns of its portfolio and that of the indexes, even if the pre-tax adjustment performance of the Funds’ portfolio assets and the performance of the indexes were similar.

We will divide the discussion of the various strategies used by and features of the Funds, and how each of them impacted the performance of the Funds’ shares during the six-month reporting period ended May 31, 2016, into the following sub-sections:

•	Impact of portfolio management strategies on Fund share performance

•	Impact of tax adjustments on Fund share performance

•	Impact of leverage on Fund share performance

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Impact of the Funds’ primary portfolio investment strategies on Fund share performance

Both Funds continue to invest primarily in publicly traded master limited partnerships (MLPs) operating in the energy sector with the main objective of providing a tax-advantaged total return.

During the reporting period, the Funds were primarily invested in midstream MLPs that own pipelines and other infrastructure facilities. These assets provide an essential service to our economy: procuring, processing, storing and transporting the commodities and products that fuel every aspect of our lives.

The overarching issue for MLP investors during the reporting period was the volatility in crude oil prices. Crude oil, as measured by West Texas Intermediate NYMEX price, bottomed in February at $26 per barrel. From this point, crude oil prices almost doubled through the end of the reporting period. The MLPs owned by the Funds have very little direct commodity price exposure. However, in periods of commodity price extremes, the viability of MLPs is questioned as their customers face bankruptcy and lower prices lead to reduced drilling which can impact future volumes. MLPs with assets near the wellhead are more at risk, but the market tends to not distinguish among energy companies in times of distress and all MLPs were impacted during the downturn. Likewise, the majority of the group also benefited from a recovery in crude oil prices, with the exception of those MLPs that produce oil and gas directly. This environment also impacted capital flows into and out of the MLP asset class. During the end of the 2015 calendar year there was visible tax loss selling from taxable investors in MLPs and MLP dedicated funds. This exacerbated an already negative market and eventually led to the closed-end fund peer group reducing leverage. The sum total of these actions created meaningful outflows during the end of 2015. Since the February bottom in crude oil prices, positive flows into the MLP asset class have resumed, through direct investors, closed-end fund re-levering, and open-end product purchases, although at a slower pace than we have seen in previous periods of positive returns.

As the Funds paid down the credit facility they sold lower yielding and lower quality MLPs in an effort to retain high yielding securities that better supported the Funds’ distribution to shareholders. In several cases, the Funds sold more securities than needed to pay down debt and used excess cash to purchase high yielding MLPs to support the shareholder distribution. For JMF these trades were sufficient to maintain the payout from the previous quarter. In JMLP, the opportunity to shift the portfolio into higher yielding securities was limited as the portfolio in large part was already being positioned that way. As a result, JMLP’s distribution was reduced after the credit facility was paid down.

JMF’s portfolio performance (not taking into account the effect of Fund tax adjustments or Fund leverage) outperformed the Alerian MLP Index for the six-month reporting period ended May 31, 2016. A positive contributor to performance was the security selection among mid-caps and the lesser quality MLPs, as ranked by the Advisory Research’s Quality Scorecard process. The Fund avoids the lowest quality MLPs, but those MLPs that pass the quality screen and where we have high conviction were well positioned to take advantage of a rebound. A prime example of this is DCP Midstream Partners LP (ticker DPM), which was perceived by the market to have more commodity price exposure in its contracts than we believed. As a result, it was oversold in the downturn, but its fundamentals held up well despite the weakness in the energy industry. DPM returned over 40% during the reporting period and was the largest single contributor to absolute and relative portfolio returns.

Despite outperforming the Alerian MLP Index during the reporting period, there were several areas of weakness in the portfolio. The first was the underperformance of General Partners (GPs). The GP of an MLP is responsible for managing the MLP. GPs are not included in the Index. Our allocation to GPs, less than 3% of the portfolio on average during the reporting period, posted negative returns during a period where MLPs in the Index returned 5.2%. Security selection among the larger more diversified MLPs detracted from performance during the reporting period as well. This was primarily due to owning diversified names that are not in the Index and being underweight the largest Index constituent, Enterprise Products Partners LP.

JMLP is invested primarily in energy MLPs that own and operate businesses in the energy and natural resource industries. The Fund eliminates certain MLPs from consideration through a unique screening process conducted by

6	NUVEEN

Advisory Research. First, at the time of purchase the Fund excludes the ten largest MLPs in the Index. This decision creates a portfolio that has a smaller capitalization and is significantly differentiated from the Index and from JMF. Second, Advisory Research removes from consideration those MLPs that are in the lowest 30% of quality at the time of purchase, as measured by Advisory Research’s MLP proprietary “Quality Scorecard,” which ranks each constituent of the investable MLP universe according to qualitative metrics. From the remaining universe of MLPs, the Fund intends to purchase a diversified portfolio that produces adequate cash flow to support the Fund’s distributions and has the potential for future appreciation.

JMLP’s portfolio performance (not taking into account the effect of Fund tax adjustments or Fund leverage) outperformed the Index for the six-month reporting period ended May 31, 2016. The positive contributors to performance were driven by several factors. The Fund is meaningfully overweight to gathering & processing MLPs, and security selection among that contingent was strong. As with JMF, JMLP’s portfolio benefited from owning those names we believe to be of higher quality than the market. And as with JMF, an overweight position in DPM was a large contributor to relative and absolute performance.

The negative contributors to performance were primarily due to the exclusion of the largest Index constituents, per the prospectus, of which half significantly outperformed the Index during the reporting period. The top ten constituents in the Index represent approximately 65% of the Index weight and comprise none of the holdings in JMLP.

Impact of tax adjustments on the Funds’ share performance

Each Fund is treated as a “C” Corporation for U.S. federal income tax purposes and therefore is a taxable entity, meaning that in addition to recording a current tax expense on current year earnings and realized gains, they also record either a net deferred tax liability representing the future taxes projected to be payable on unrealized portfolio gains, or a net deferred tax asset representing the tax benefit projected to be associated with realized and unrealized portfolio losses. These tax adjustment entries on the Funds’ accounting records are intended to ensure that the Funds’ NAVs take into account the future income tax that the Funds may be liable for based on unrealized appreciation as well as the tax benefit of losses that may be used to offset future earnings. Such entries will often have a “moderating impact” on the total returns of investment of the Funds’ shares during a particular measurement period. An increase in the value of a Fund’s portfolio investments will typically trigger an increase to the deferred tax liability or a reduction to the deferred tax asset that would partially offset the portfolio value increases; in contrast, a decrease in value of the Fund’s portfolio investments will typically trigger a reduction in a deferred tax liability and/or an increase to the deferred tax asset, which again would tend to partially offset such portfolio value decreases.

To the extent that a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required that would offset the tax asset. Accounting principles dictate that the determination of such a valuation allowance is based on whether there is a more-likely-than-not probability that some portion or all of the deferred tax asset will not be realized.

For JMF, the value of the portfolio investments declined during December 2015 through February 2016, resulting in a decrease in the projected future tax liability of the Fund, and a consequent elimination of a substantial portion of its large deferred tax liability. This reversed, however, from March 2016 through May 2016 when the value of the portfolio investments increased and resulted in an increase in the deferred tax liability. During the six-month reporting period, the net effect was a slight reduction in the deferred tax liability, which was a positive contributor to NAV performance.

At November 30, 2015, JMLP had a valuation allowance to offset the deferred tax asset. This allowance still existed at May 31, 2016. As a result, there was no impact to NAV performance associated with the deferred tax asset or liability.

Impact of the Funds’ leverage strategies on performance

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time,

NUVEEN	7

Portfolio Managers’ Comments (continued)

leveraging provides opportunities for additional income and total return for shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on NAV and total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a negative impact on the performance of the Funds during the current reporting period.

The Funds employ regulatory leverage through the use of bank borrowings. As of May 31, 2016, the Funds had outstanding bank borrowings as shown in the accompanying table.

	JMF	JMLP
Bank Borrowings	$185,550,000	$36,000,000

As of May 31, 2016, the Funds’ leverage, expressed as a percentage of total managed assets, were as shown in the accompanying table.

	JMF	JMLP
Effective Leverage*	26.99%	24.41%
Regulatory Leverage*	26.99%	24.41%
*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Bank Borrowings

As noted above, the Funds employ leverage through the use of bank borrowings.

The Funds operate under established leverage guidelines. During the current reporting period, volatility in the MLP market caused the Funds to periodically reduce and increase the amount of their outstanding borrowings in order to maintain levels consistent with these guidelines. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	December 1, 2015	Draws	Paydowns	May 31, 2016	Average Balance Outstanding	Draws	Paydowns	July 27, 2016
JMF	$199,000,000	$101,850,000	$(115,300,000)	$185,550,000	$143,100,000	$—	$—	$185,550,000
JMLP	$41,800,000	$20,900,000	$(26,700,000)	$36,000,000	$27,700,000	$3,000,000	$—	$39,000,000

Refer to Notes to Financial Statements, Note 7 – Borrowing Arrangements for further details.

During the reporting period, JMF continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage. During the reporting period, these swaps had a negative impact on overall fund performance.

8	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is as of April 30, 2016.

The Funds have a cash flow-based distribution program. Under this program, each Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, each Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide an estimate as of May 31, 2016 of the sources (for tax purposes) of each Fund’s distributions. These source estimates include amounts currently estimated to be attributable to realized gains and/or returns of capital. The Funds attribute these non-income sources equally to each regular distribution throughout the fiscal year. The estimated information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These estimates should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2016 will be made in early 2017 and reported to you on Form 1099-DIV. More details about the tax characteristics of each Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of April 30, 2016

	Current Quarter			Fiscal YTD
	Estimated — Percentage of the Distribution			Estimated — Per Share Amounts
Fund	Net Investment Income(1)	Realized Gains	Return of Capital(2)	Total Distributions	Net Investment Income(1)	Realized Gains	Return of Capital(2)
JMF (FYE 11/30)	0.00%	0.00%	100%	$0.6740	$0.0000	$0.0000	$0.6740
JMLP (FYE 11/30)	0.00%	0.00%	100%	$0.5360	$0.0000	$0.0000	$0.5360

(1)	The Funds may have current fiscal year earnings and profits, and if so, a portion or all of the distributions may be treated as ordinary dividend income.
(2)	Return of Capital may represent unrealized gains, return of shareholders’ principal, or both.

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of April 30, 2016

			Annualized			Cumulative
Fund	Inception Date	Latest Quarterly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
JMF (FYE 11/30)	2/23/2011	$0.3370	10.93%	(33.90)%	(0.88)%	5.47%	5.16%
JMLP (FYE 11/30)	3/26/2014	$0.2460	12.10%	(44.53)%	(25.33)%	6.59%	18.29%

NUVEEN	9

Share Information (continued)

EQUITY SHELF PROGRAM

Subsequent to the close of this reporting period, JMLP filed a registration statement with the Securities and Exchange Commission to issue additional shares through an equity shelf program. Under this program JMLP, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share.

SHARE REPURCHASES

During August 2015, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of May 31, 2016, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	JMF	JMLP
Shares cumulatively repurchased and retired	0	0
Shares authorized for repurchase	3,945,000	1,275,000

OTHER SHARE INFORMATION

As of May 31, 2016, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	JMF	JMLP
NAV	$12.73	$8.74
Share price	$11.97	$9.32
Premium/(Discount) to NAV	(5.97)%	6.64%
6-month average premium/(discount) to NAV	(6.01)%	0.44%

10	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Energy MLP Total Return Fund (JMF)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as tax risk, please see the Fund’s web page at www.nuveen.com/JMF.

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. MLP Units are subject to energy sector concentration risk, limited voting rights, and heightened tax risk. Common stock returns often have experienced significant volatility. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including tax risk and small capitalization risk, please see the Fund’s web page at www.nuveen.com/JMLP.

NUVEEN	11

JMF

Nuveen Energy MLP Total Return Fund

Performance Overview and Holding Summaries as of May 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JMF at NAV	1.36%	(31.07)%	0.51%	(0.29)%
JMF at Share Price	8.82%	(25.73)%	(0.58)%	(1.81)%
Alerian MLP Index	5.22%	(24.20)%	2.43%	2.22%
S&P 500® Index	1.93%	1.72%	11.67%	11.76%

Since inception returns are from 2/23/11. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Master Limited Partnerships & MLP Affiliates	143.5%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	(1.8)%
Net Assets Plus Borrowings and Deferred Tax Liability, net	142.1%
Borrowings	(37.0)%
Deferred Tax Liability, net	(5.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Oil, Gas & Consumable Fuels	98.5%
Energy Equipment & Services	1.2%
Repurchase Agreements	0.3%
Total	100%

Top Ten Issuers

(% of total long-term investments)1

DCP Midstream Partners LP	8.5%
Williams Partners LP	8.2%
Energy Transfer Partners LP	8.1%
Buckeye Partners LP	6.9%
Plains All American Pipeline LP	6.9%
EnLink Midstream Partners LP	6.0%
Enbridge Energy Partners LP	5.1%
Magellan Midstream Partners LP	4.4%
Genesis Energy LP	3.9%
MPLX LP	3.9%

1	Excluding investments in derivatives.

NUVEEN	13

JMLP

Nuveen All Cap Energy MLP Opportunities Fund

Performance Overview and Holding Summaries as of May 31, 2016

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of May 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
JMLP at NAV	6.57%	(39.00)%	(21.98)%
JMLP at Share Price	21.45%	(30.49)%	(21.20)%
Alerian MLP Index	5.22%	(24.20)%	(11.30)%
S&P 500® Index	1.93%	1.72%	8.11%

Since inception returns are from 3/26/14. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Master Limited Partnerships & MLP Affiliates	131.0%
Repurchase Agreements	0.4%
Other Assets Less Liabilities	0.9%
Net Assets Plus Borrowings	132.3%
Borrowings	(32.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Oil, Gas & Consumable Fuels	92.3%
Energy Equipment & Services	4.8%
Gas Utilities	2.6%
Repurchase Agreements	0.3%
Total	100%

Top Ten Issuers

(% of total long-term investments)

Sunoco LP	7.2%
Enable Midstream Partners LP	7.1%
DCP Midstream Partners LP	7.1%
EnLink Midstream Partners LP	6.2%
Archrock Partners LP	4.8%
Arc Logistics Partners LP	4.3%
Holly Energy Partners LP	4.3%
Summit Midstream Partners LP	4.3%
Crestwood Equity Partners LP	4.2%
NGL Energy Partners LP	4.1%

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for JMF and JMLP; at this meeting the shareholders were asked to elect Board Members.

	JMF	JMLP
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	35,132,180	10,885,463
Withhold	1,024,433	222,076
Total	36,156,613	11,107,539
Judith M. Stockdale
For	35,257,800	10,847,232
Withhold	898,813	260,307
Total	36,156,613	11,107,539
Carole E. Stone
For	35,313,915	10,855,369
Withhold	842,698	252,170
Total	36,156,613	11,107,539
Margaret L. Wolff
For	35,302,245	10,871,252
Withhold	854,368	236,287
Total	36,156,613	11,107,539

16	NUVEEN

JMF

Nuveen Energy MLP Total Return Fund
Portfolio of Investments	May 31, 2016 (Unaudited)

Shares/Units	Description (1)			Value

	LONG-TERM INVESTMENTS – 143.5% (99.7% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 143.5% (99.7% of Total Investments)

	Energy Equipment & Services – 1.8% (1.2% of Total Investments)

640,836	Archrock Partners LP			$9,144,730

	Oil, Gas & Consumable Fuels – 141.7% (98.5% of Total Investments)

281,200	Alliance Holdings GP LP			4,563,876
693,830	Buckeye Partners LP			49,900,253
696,344	Crestwood Equity Partners LP			15,027,104
1,816,004	DCP Midstream Partners LP			60,890,613
474,653	Delek Logistics Partners LP			12,526,093
1,160,175	Enable Midstream Partners LP			16,868,945
582,685	Enbridge Energy Management LLC, (2)			12,737,494
1,682,825	Enbridge Energy Partners LP, (3)			36,584,616
164,200	Energy Transfer Equity LP			2,075,488
1,600,794	Energy Transfer Partners LP, (3)			58,044,790
2,751,895	EnLink Midstream Partners LP			43,314,826
818,834	Enterprise Products Partners LP, (3)			22,730,832
741,252	Genesis Energy LP			27,922,963
379,180	Golar LNG Partners LP, (4)			6,449,852
210,075	JP Energy Partners LP			1,749,925
560,000	KNOT Offshore Partners LP, (4)			10,371,200
449,351	Magellan Midstream Partners LP			31,477,038
871,780	MPLX LP			27,809,782
679,895	Navios Maritime Midstream Partners LP, (4)			8,172,338
557,775	NGL Energy Partners LP			8,377,781
395,405	ONEOK Partners LP			15,005,620
75,465	PBF Logistics LP			1,644,382
2,136,008	Plains All American Pipeline LP			49,405,864
958,122	Summit Midstream Partners LP			20,063,075
232,362	Sunoco LP, (5)			7,707,448
162,550	Tallgrass Energy Partners LP			7,357,013
479,635	Targa Resources Corp.			20,542,767
486,045	TC PipeLines LP			26,844,265
1,484,091	Teekay Offshore Partners LP			9,364,614
389,077	Tesoro Logistics LP			19,123,135
980,540	USD Partners LP			10,217,227
91,535	Williams Companies, Inc.			2,028,416
1,861,120	Williams Partners LP			59,406,950
328,922	World Point Terminals LP			5,025,928
	Total Oil, Gas & Consumable Fuels			711,332,513
	Total Long-Term Investments (cost $669,351,324)			720,477,243

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$1,953	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/16, repurchase price $1,952,533, collateralized by $1,795,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $1,992,450	0.030%	6/01/16	$1,952,531
	Total Short-Term Investments (cost $1,952,531)			1,952,531
	Total Investments (cost $671,303,855) – 143.9%			722,429,774
	Borrowings – (37.0)% (6), (7)			(185,550,000)
	Deferred Tax Liability, net – (5.1)%			(25,736,371)
	Other Assets Less Liabilities – (1.8)% (8)			(9,129,070)
	Net Assets – 100%			$502,014,333

NUVEEN	17

JMF	Nuveen Energy MLP Total Return Fund
	Portfolio of Investments (continued)	May 31, 2016 (Unaudited)

Investments in Derivatives as of May 31, 2016

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (Annu alized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Termi nation Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$96,375,000	Receive	1-Month USD-LIBOR-ICE	1.735%	Monthly	1/03/17	12/01/18	12/01/20	$(2,530,986)	$(3,727,062)
JPMorgan Chase Bank, N.A.	96,375,000	Receive	1-Month USD-LIBOR-ICE	2.188	Monthly	1/03/17	12/01/20	12/01/22	(5,288,569)	(6,960,969)
	$192,750,000								$(7,819,555)	$(10,688,031)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Distributions are paid in-kind.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	Distribution designated as ordinary income which is recognized as “Dividend income” on the Statement of Operations.

(5)	Registration was declared effective 4/15/16, however, the restricted legend has not yet been removed.

(6)	Borrowings as a percentage of Total Investments is 25.7%.

(7)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $422,682,676 have been pledged as collateral for borrowings.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

18	NUVEEN

JMLP

Nuveen All Cap Energy MLP Opportunities Fund
Portfolio of Investments	May 31, 2016 (Unaudited)

Shares/Units	Description (1)			Value

	LONG-TERM INVESTMENTS – 131.0% (99.7% of Total Investments)

	MASTER LIMITED PARTNERSHIPS & MLP AFFILIATES – 131.0% (99.7% of Total Investments)

	Energy Equipment & Services – 6.3% (4.8% of Total Investments)

496,382	Archrock Partners LP			$7,083,371

	Gas Utilities – 3.5% (2.6% of Total Investments)

84,049	AmeriGas Partners LP			3,856,168

	Oil, Gas & Consumable Fuels – 121.2% (92.3% of Total Investments)

465,968	American Midstream Partners LP			5,731,406
541,595	Arc Logistics Partners LP			6,336,662
285,129	Crestwood Equity Partners LP			6,153,084
308,938	DCP Midstream Partners LP			10,358,691
92,160	Delek Logistics Partners LP			2,432,102
713,965	Enable Midstream Partners LP			10,381,051
267,725	Enbridge Energy Management LLC, (3)			5,852,469
572,130	EnLink Midstream Partners LP			9,005,326
125,961	GasLog Partners LP			2,559,528
158,915	Global Partners LP			2,111,980
310,085	Golar LNG Partners LP, (4)			5,274,546
190,855	Holly Energy Partners LP			6,328,752
356,535	JP Energy Partners LP			2,969,937
318,390	KNOT Offshore Partners LP, (4)			5,896,583
238,485	Navios Maritime Midstream Partners LP, (4)			2,866,590
398,938	NGL Energy Partners LP			5,992,049
371,500	PennTex Midstream Partners LP			5,468,480
294,000	Rice Midstream Partners LP, (2)			5,377,260
301,175	Summit Midstream Partners LP			6,306,605
316,441	Sunoco LP, (2)			10,496,345
42,473	TC PipeLines LP			2,345,784
812,000	Teekay Offshore Partners LP			5,123,720
6,685	Tesoro Logistics LP			328,568
44,488	TransMontaigne Partners LP			1,699,442
309,902	USD Partners LP			3,229,179
298,385	World Point Terminals LP			4,559,323
	Total Oil, Gas & Consumable Fuels			135,185,462
	Total Long-Term Investments (cost $176,609,477)			146,125,001

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)

	REPURCHASE AGREEMENTS – 0.4% (0.3% of Total Investments)

$401	Repurchase Agreement with Fixed Income Clearing Corporation, dated 5/31/16, repurchase price $401,011, collateralized by $340,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $413,525	0.030%	6/01/16	$401,011
	Total Short-Term Investments (cost $401,011)			401,011
	Total Investments (cost $177,010,488) – 131.4%			146,526,012
	Borrowings – (32.3)% (5), (6)			(36,000,000)
	Other Assets Less Liabilities – 0.9%			965,795
	Net Assets – 100%			$111,491,807

NUVEEN	19

JMLP	Nuveen All Cap Energy MLP Opportunities Fund
	Portfolio of Investments (continued)	May 31, 2016 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Registration was declared effective 12/07/15 for Rice Midstream Partners LP, and 4/15/16 for Sunoco LP, however, the restricted legend has not yet been removed for either security.

(3)	Distributions are paid in-kind.

(4)	Distribution designated as ordinary income which is recognized as “Dividend income” on the Statement of Operations.

(5)	Borrowings as a percentage of Total Investments is 24.6%.

(6)	The Fund segregates 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $90,158,320 have been pledged as collateral for borrowings.

See accompanying notes to financial statements.

20	NUVEEN

Statement of Assets and Liabilities	May 31, 2016 (Unaudited)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Assets
Long-term investments, at value (cost $669,351,324 and $176,609,477, respectively)	$720,477,243	$146,125,001
Short-term investments, at value (cost approximates value)	1,952,531	401,011
Cash	22,354	—
Interest rate swaps premiums paid	2,868,476	—
Receivable for:
Income tax refund	—	1,274,094
Investments sold	—	2,834,094
State income tax	—	—
Other assets	53,012	10,612
Total assets	725,373,616	150,644,812
Liabilities
Cash overdraft	—	1,659
Borrowings	185,550,000	36,000,000
Unrealized depreciation on interest rate swaps	10,688,031	—
Payable for:
Interest	175,701	33,328
Investments purchased	—	2,892,812
State income tax	245,569	6,765
Deferred tax liability, net	25,736,371	—
Accrued expenses:
State franchise tax	41,410	11,864
Management fees	590,587	126,042
Trustees fees	46,677	6,114
Other	284,937	74,421
Total liabilities	223,359,283	39,153,005
Net assets	$502,014,333	$111,491,807
Shares outstanding	39,445,748	12,758,949
Net asset value (“NAV”) per share outstanding	$12.73	$8.74
Net assets consist of:
Shares, $0.01 par value per share	$394,457	$127,589
Paid-in surplus	452,035,979	208,738,877
Accumulated net investment income (loss), net of tax	(67,761,550)	(8,059,311)
Accumulated net realized gain (loss), net of tax	58,279,845	(58,830,872)
Net unrealized appreciation (depreciation), net of tax	59,065,602	(30,484,476)
Net assets	$502,014,333	$111,491,807
Authorized shares	Unlimited	Unlimited

See accompanying notes to financial statements.

NUVEEN	21

Statement of Operations	Six Months Ended May 31, 2016 (Unaudited)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Investment Income
Distributions from Master Limited Partnerships (“MLPs”)	$28,804,193	$5,797,629
Less: Return of capital on distributions from MLPs	(28,804,193)	(5,797,629)
Dividends	823,093	539,096
Interest	217	292
Total investment income	823,310	539,388
Expenses
Management fees	(2,961,993)	(598,934)
Interest expense on borrowings	(895,779)	(167,906)
Custodian fees	(31,306)	(13,209)
Trustees fees	(9,905)	(1,957)
Professional fees	(80,525)	(64,027)
Shareholder reporting expenses	(45,457)	(20,119)
Shareholder servicing agent fees	(178)	(74)
Stock exchange listing fees	(6,326)	(3,930)
Investor relations expenses	(63,236)	(18,517)
Franchise tax expenses	(56,990)	(32,533)
Other	(39,417)	(32,360)
Total expenses	(4,191,112)	(953,566)
Net investment income (loss) before taxes	(3,367,802)	(414,178)
Deferred tax benefit	1,516,522	—
Current tax (expense)	—	—
Current tax refund	—	—
Net investment income (loss)	(1,851,280)	(414,178)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments before taxes	(83,268,234)	(42,587,342)
Swaps before taxes	(127,664)	—
Deferred tax (expense)/benefit	37,553,189	—
Net realized gain (loss) from investments	(45,842,709)	(42,587,342)
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	86,419,267	47,312,965
Swaps before taxes	(3,156,043)	—
Deferred tax (expense)/benefit	(37,493,446)	—
Change in net unrealized appreciation (depreciation) of investments	45,769,778	47,312,965
Net realized and unrealized gain (loss)	(72,931)	4,725,623
Net increase (decrease) in net assets from operations	$(1,924,211)	$4,311,445

See accompanying notes to financial statements.

22	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Six Months Ended 5/31/16	Year Ended 11/30/15	Six Months Ended 5/31/16	Year Ended 11/30/15
Operations
Net investment income (loss)	$(1,851,280)	$(3,034,001)	$(414,178)	$(1,546,276)
Net realized gain (loss) from:
Investments before taxes	(45,715,045)	40,254,214	(42,587,342)	(21,486,285)
Swaps before taxes	(127,664)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	48,925,821	(320,550,116)	47,312,965	(81,793,509)
Swaps before taxes	(3,156,043)	(5,113,604)	—	—
Net increase (decrease) in net assets from operations	(1,924,211)	(288,443,507)	4,311,445	(104,826,070)
Distributions to Shareholders
Return of capital	(26,586,434)	(52,936,194)	(6,837,958)	(17,451,248)
Decrease in net assets from distributions to shareholders	(26,586,434)	(52,936,194)	(6,837,958)	(17,451,248)
Fund Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	14,147	—
Net increase (decrease) in net assets from Fund share transactions	—	—	14,147	—
Net increase (decrease) in net assets	(28,510,645)	(341,379,701)	(2,512,366)	(122,277,318)
Net assets at the beginning of period	530,524,978	871,904,679	114,004,173	236,281,491
Net assets at the end of period	$502,014,333	$530,524,978	$111,491,807	$114,004,173
Accumulated net investment income (loss), net of tax at the end of period	$(67,761,550)	$(65,910,270)	$(8,059,311)	$(7,645,133)

See accompanying notes to financial statements.

NUVEEN	23

Statement of Cash Flows	Six Months Ended May 31, 2016 (Unaudited)

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(1,924,211)	$4,311,445
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(167,484,579)	(42,176,655)
Proceeds from sales of investments	173,293,371	40,387,157
Proceeds from (Purchases of) short-term investments, net	9,950,237	9,023,764
Return of capital distributions from MLPs	28,804,193	5,797,629
Proceeds from (Payments for) swap contracts, net	(127,664)	—
(Increase) Decrease in:
Interest rate swaps premiums paid	(1,398,457)	—
Receivable for investments sold	579,035	(2,834,094)
Receivable for state income tax	—	5,004
Other assets	(4,628)	(3,652)
Increase (Decrease) in:
Deferred tax liability, net	(1,576,264)	—
Payable for interest	16,942	1,722
Payable for investments purchased	—	2,892,812
Payable for state income tax	(36,254)	6,765
Accrued state franchise tax expense	(10,086)	(9,167)
Accrued management fees	(58,582)	(16,391)
Accrued Trustees fees	(1,834)	256
Accrued other expenses	(93,527)	(37,242)
Net realized (gain) loss from:
Investments before taxes	83,268,234	42,587,342
Swaps before taxes	127,664	—
Change in net unrealized appreciation (depreciation) of:
Investments before taxes	(86,419,267)	(47,312,965)
Swaps before taxes	3,156,043	—
Net cash provided by (used in) operating activities	40,060,366	12,623,730
Cash Flows from Financing Activities
Proceeds from borrowings	101,850,000	20,900,000
Repayments of borrowings	(115,300,000)	(26,700,000)
Increase (Decrease) in cash overdraft	(1,578)	81
Cash distributions paid to shareholders	(26,586,434)	(6,823,811)
Net cash provided by (used in) financing activities	(40,038,012)	(12,623,730)
Net Increase (Decrease) in Cash	22,354	—
Cash at the beginning of period	—	—
Cash at the end of period	$22,354	$—

Supplemental Disclosures of Cash Flow Information	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cash paid for interest on borrowings (excluding borrowing costs)	$817,715	$151,364
Net cash paid (received) for taxes	103,075	28,945

See accompanying notes to financial statements.

24	NUVEEN

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NUVEEN	25

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Return of Capital	Total	Offering Costs	Ending NAV	Ending Share Price

Energy MLP Total Return (JMF)
Year Ended 11/30:
2016(i)	$13.45	$(0.05)	$— **	$(0.05)	$—	$(0.67)	$(0.67)	$—	$12.73	$11.97
2015	22.10	(0.08)	(7.23)	(7.31)	—	(1.34)	(1.34)	—	13.45	11.91
2014	20.22	(0.32)	3.48	3.16	(0.12)	(1.16)	(1.28)	—	22.10	20.72
2013	17.73	(0.29)	4.04	3.75	(1.14)	(0.12)	(1.26)	—	20.22	19.40
2012	17.22	0.05	1.72	1.77	—	(1.26)	(1.26)	—	17.73	18.28
2011(g)	19.10	(0.24)	(0.65)	(0.89)	—	(0.95)	(0.95)	(0.04)	17.22	16.66

All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2016(i)	8.94	(0.03)	0.37	0.34	—	(0.54)	(0.54)	—	8.74	9.32
2015	18.52	(0.12)	(8.09)	(8.21)	—	(1.37)	(1.37)	—	8.94	8.35
2014(h)	19.10	(0.27)	0.73	0.46	(0.21)	(0.79)	(1.00)	(0.04)	18.52	16.35

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000

Energy MLP Total Return (JMF)
Year Ended 11/30:
2016(i)	$185,550	$3,706
2015	199,000	3,666
2014	315,000	3,768
2013	283,000	3,818
2012	257,000	3,710
2011(g)	125,000	4,280

All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2016(i)	36,000	4,097
2015	41,800	3,727
2014(h)	85,000	3,780

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

26	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement/ Income Taxes/ Tax Benefit (Expense)(e)		Ratios to Average Net Assets After Reimbursement/ Income Taxes/ Tax Benefit (Expense)(c)(d)(e)				Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Current and Deferred Tax Benefit (Expense)	Portfolio Turnover Rate(f)

1.36%	8.82%	$502,014	(2.02)%*	(1.62)%*	(1.64	)%*	(1.26	)%*	0.38%	27%
(34.43)	(37.51)	530,525	(1.95)	(0.68)	22.29		(0.42)		24.23	18
15.67	13.67	871,905	(1.84)	(1.45)	(10.38)		(1.47)		(8.54)	6
21.51	13.20	797,625	(1.98)	(1.97)	(13.22)		(1.48)		(11.25)	39
10.71	17.87	696,370	(2.10)	(2.10)	(5.58)		0.25		(3.48)	45
(4.76)	(11.94)	409,905	(1.78)*	(1.78)*	(1.78	)*	(1.78	)*	—	46

6.57	21.45	111,492	(2.25)*	(0.98)*	(2.25	)*	(0.98	)*	—	34
(46.47)	(43.24)	114,004	(2.02)	(1.42)	(0.16)		(0.85)		1.86	37
1.97	(13.76)	236,281	(1.77)*	(1.40)*	(3.13	)*	(1.82	)*	(1.36)	25

(c)	During the fiscal year ended November 30, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement from Adviser. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement after income taxes/tax benefit (expenses) from the Adviser were as follows:

Ratios to Average Net Assets
Energy MLP Total Return (JMF)	Expenses	Net Investment Income (Loss)
Year Ended 11/30:
2015	22.27%	(0.44)%

(d)	Expense ratios include the current and deferred tax benefit (expense) allocated to net investment income (loss) and the deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude the deferred tax benefit (expense) allocated to realized and unrealized gain (loss).
(e) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Note 7 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Energy MLP Total Return (JMF)
Year Ended 11/30:
2016(i)	(0.43)%*
2015	(0.37)
2014	(0.32)
2013	(0.41)
2012	(0.49)
2011(g)	(0.30)*

Ratios of Borrowings Interest Expense to Average Net Assets
All Cap Energy MLP Opportunities (JMLP)
Year Ended 11/30:
2016(i)	(0.40	)%*
2015	(0.34)
2014(h)	(0.29	)*

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 23, 2011 (commencement of operations) through November 30, 2011.
(h)	For the period March 26, 2014 (commencement of operations) through November 30, 2014.
(i)	For the six months ended May 31, 2016.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	27

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Energy MLP Total Return Fund (JMF) (“Energy MLP Total Return (JMF)”)

•	Nuveen All Cap Energy MLP Opportunities Fund (JMLP) (“All Cap Energy MLP Opportunities (JMLP)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified closed-end management investment companies. Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) were each organized as a Massachusetts business trust on September 27, 2010 and July 25, 2013, respectively.

The end of the reporting period for the Funds is May 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended May 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Advisory Research Inc., (the “Sub-Adviser”), a wholly-owned subsidiary of Piper Jaffray Companies, under which the Sub-Adviser’s MLP & Energy Infrastructure team manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Energy MLP Total Return’s (JMF) investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of master limited partnerships (“MLPs”) in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Note 6 – Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Fund considers an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

All Cap Energy MLP Opportunities’ (JMLP) investment objective is to provide a high level of total return including current distributions and capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in energy MLPs. The Fund considers investments in MLPs to include investments that offer economic exposure to publicly traded MLPs and private investments that have MLP characteristics, but are not publicly traded. The Fund considers an MLP to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. The Fund will invest at least 60% of its managed assets in small and mid cap energy MLPs. The Fund considers an MLP to be small cap if its market capitalization at the time of investment is less than the capitalization limit for the small cap MLPs included in the Solactive Junior MLP Composite Index immediately after its first reconstitution in each calendar quarter. The Fund considers an MLP to be large cap if its market capitalization at the time of investment is greater than the median market capitalization of the Alerian Large Cap MLP Index immediately after its first reconstitution in each calendar year. The Fund considers an MLP to be mid cap if its market capitalization at the time of investment is less than the median market capitalization of the Alerian Large Cap MLP Index and greater than the capitalization limit for the Solactive Junior MLP Composite Index. The Fund’s capitalization thresholds will change over time as the composition of these indices change.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

28	NUVEEN

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as “Distributions from MLPs” on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as “Return of capital on distributions from MLPs” on the Statement of Operations. During the current fiscal period, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital, unless otherwise noted in their Portfolio of Investments.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Income Taxes

Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for the Energy MLP Total Return (JMF) and All Cap Energy MLP Opportunities (JMLP) are 1.63% and 2.15%, respectively. Each Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. Current tax expense may include non-deductible interest and penalties.

Each Fund’s income tax provision consists of the following as of the end of the reporting period:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Current tax expense (benefit):
Federal	$—	$—
State	—	—
Total current tax expense (benefit)	$—	$—

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Deferred tax expense (benefit):
Federal	$(1,519,110)	$—
State	(57,155)	—
Total deferred tax expense (benefit)	$(1,576,265)	$—

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$(1,225,167)	35.00%	$1,509,006	35.00%
State income taxes, net of federal benefit	(57,155)	1.63	92,628	2.15
Effect of permanent differences – Dividends Received Deduction	(293,943)	8.40	(156,494)	(3.63)
Effect of valuation allowance	—	—	(1,445,140)	(33.52)
Total income tax expense (benefit)	$(1,576,265)	45.03%	$—	—%

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Each Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused. Significant appreciation or depreciation of Fund assets subsequent to the reporting period can impact future determinations of whether a deferred tax asset is more-likely-than-not to be realized, which in turn may result in adjustments to the valuation allowance reported in the tables below.

Components of the Funds’ deferred tax assets and liabilities as of the end of the reporting period, are as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Federal net operating loss	$11,426,573	$8,725,265
Federal capital loss carryforward	25,778,466	17,700,797
State net operating loss carryforward (tax basis)	2,667,632	1,074,623
Accumulated net unrealized loss on investments (tax basis)	—	7,799,489
Accumulated net unrealized loss on swaps (tax basis)	3,962,925	—
Tax credit carryforward – AMT	525,073	—
Other	30,861	3,729
	$44,391,530	$35,303,903
Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(68,921,090)	$—
Net deferred taxes before valuation allowance	$(24,529,560)	$35,303,903
Less: valuation allowance	(1,206,811)	(35,303,903)
Net deferred tax assets (liabilities)	$(25,736,371)	$—

30	NUVEEN

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Changes in the valuation allowance were as follows:
Balance at the beginning of period	$1,206,811	$36,749,042
Initial allowance recorded	—	—
Provision to return	—	54,506
Release of valuation allowance	—	(1,481,433)
Change in state tax deferred rate	—	(18,212)
Balance at the end of period	$1,206,811	$35,303,903

As of May 31, 2016, the Funds had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

Net Operating Loss Carryforwards:	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Expiration:
November 30, 2034	$18,966,703	$—
November 30, 2035	13,680,649	18,213,944
November 30, 2036[1]	—	6,715,384
Total	$32,647,352	$24,929,328
[1]	Estimated as of May 31, 2016.

As of May 31, 2016, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Expiration:
November 30, 2020	$—	$18,438,620
November 30, 2021[1]	73,652,761	32,135,085
Total	$73,652,761	$50,573,705
[1]	Estimated as of May 31, 2016.

As of May 31, 2016, Energy MLP Total Return (JMF) had AMT credit carryforwards of $525,073. AMT credits can be used to reduce regular tax to the extent regular tax exceeds the AMT in a future year. AMT credits do not expire.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of May 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Cost of investments	$536,549,178	$167,439,517
Gross unrealized:
Appreciation	$272,972,300	$25,553,815
Depreciation	(87,091,704)	(46,467,320)
Net unrealized appreciation (depreciation) of investments	$185,880,596	$(20,913,505)

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund uses a cash flow-based distribution approach, designed to provide attractive quarterly distributions throughout the year, in amounts based on each Fund’s net cash flow received from portfolio investments. Net cash flow consists primarily of distributions received from each Fund’s investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses. Currently, each Fund intends to distribute substantially all of its net distributable cash flow received without sourcing incremental amounts from other components, such as realized or unrealized capital gains and/or returns of Fund principal.

For purposes of determining the income tax characterization of each Fund’s distributions, the amount of each Fund’s distributions attributable to each Fund’s earnings and profits for federal income tax purposes are characterized to Fund shareholders as taxable ordinary dividends, while the amount of distributions in excess of each Fund’s earnings and profits for federal income tax purposes are characterized as a return of capital. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund’s annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by each MLP held by each Fund on the MLP’s Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses.

Each Fund treats distributions from any given MLP holding as a return of capital to the extent of each Fund’s income tax basis in that MLP, and will reduce its basis in that MLP holding by the amount of such distribution so treated as a return of capital. In contrast, each Fund will recognize income (and thereby increase its earnings and profits) if and to the extent that it receives a distribution from an MLP holding that exceeds its income tax basis in that MLP holding.

The character of each Fund’s distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that a significant portion of each Fund’s distributions during the current fiscal period, will be characterized for U.S. GAAP purposes as a return of capital.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources

32	NUVEEN

independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of swap contracts are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These investments are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Energy MLP Total Return (JMF)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$720,477,243	$—	$—	$720,477,243

Short-Term Investments:
Repurchase Agreements	—	1,952,531	—	1,952,531

Investments in Derivatives:
Interest Rate Swaps**	—	(10,688,031)	—	(10,688,031)
Total	$720,477,243	$(8,735,500)	$—	$711,741,743
All Cap Energy MLP Opportunities (JMLP)
Long-Term Investments*:
Master Limited Partnerships & MLP Affiliates	$146,125,001	$—	$—	$146,125,001

Short-Term Investments:
Repurchase Agreements	—	401,011	—	401,011
Total	$146,125,001	$401,011	$—	$146,526,012
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

The table below presents the transfers in and out of the three valuation levels for All Cap Energy MLP Opportunities (JMLP) as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
All Cap Energy MLP Opportunities (JMLP)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Master Limited Partnerships & MLP Affiliates	$5,377,260	$—	$—	$—	$—	$(5,377,260)

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, which are intended to have no role in the operation and management of the entity and receive cash distributions.

Each Fund may purchase both domestic and international MLPs. Each Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers or other qualified institutional buyers.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

34	NUVEEN

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Energy MLP Total Return (JMF)	Fixed Income Clearing Corporation	$1,952,531	$(1,952,531)	$—
All Cap Energy MLP Opportunities (JMLP)	Fixed Income Clearing Corporation	401,011	(401,011)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, Energy MLP Total Return (JMF) continued to utilize forward interest rate swap contracts to hedge the future interest expense of its leverage.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Energy MLP Total Return (JMF)
Average notional amount of interest rate swap contracts outstanding*	$192,750,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the following Fund, as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Energy MLP Total Return (JMF)
Interest rate	Swaps (OTC)	—	$—	Unrealized depreciation on interest rate swaps**	$(10,688,031)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Energy MLP Total Return (JMF)	JPMorgan Chase Bank, N.A.	$—	$(10,688,031)	$—	$(10,688,031)	$8,963,709	$(1,724,322)
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain/(Loss) from Swaps Before Taxes	Change in Net Unrealized Appreciation (Depreciation) of Swaps Before Taxes
Energy MLP Total Return (JMF)	Interest rate	Swaps	$(127,664)	$(3,156,043)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

36	NUVEEN

4. Fund Shares

Equity Shelf Program and Offering Costs

Energy MLP Total Return (JMF) has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional shares through an equity shelf program (“Shelf Offering”), which became effective with the SEC during a prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized shares, shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal periods were as follows:

Energy MLP Total Returns (JMF)
	Six Months Ended 5/31/16	Year Ended 11/30/15*
Additional authorized shares	—	9,800,000
Shares sold	—	—
Offering proceeds, net of offering costs	—	—
*	Represents authorized shares for the period December 1, 2014 through March 31, 2015.

Costs incurred by the Fund in connection with its Shelf Offering was recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as a component of “Other expenses” on the Statement of Operations.

Share Transactions

Transactions in shares for the Funds during the Funds’ current and prior fiscal period were as follows:

	Energy MLP Total Return (JMF)		All Cap Energy MLP Opportunities (JMLP)
	Six Months Ended 5/31/16	Year Ended 11/30/15	Six Months Ended 5/31/16	Year Ended 11/30/15
Shares:
Issued to shareholders due to reinvestment of distributions	—	—	2,189	—

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Energy MLP Total Return (JMF)	All Cap Energy MLP Opportunities (JMLP)
Purchases	$167,484,579	$42,176,655
Sales	173,293,371	40,387,157

6. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.9000%
For the next $500 million	0.8750
For the next $500 million	0.8500
For the next $500 million	0.8250
For managed assets over $2 billion	0.8000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2016, the complex-level fee for each Fund was 0.1621%.

Other Transactions with Affiliates

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

7. Borrowing Arrangements

The Funds have entered into borrowing arrangements (“Borrowings”) as a means of leverage.

Energy MLP Total Return (JMF) was entered into a $215 million (maximum commitment amount) credit agreement with an affiliate of Bank of Nova Scotia (“Nova Scotia”). As of the end of the reporting period, the Fund’s outstanding balance on the Borrowings was $185.6 million. Interest is charged on these Borrowings at a rate per annum equal to the 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.75%. The Fund also accrues a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

On February 4, 2016, the maximum commitment amount decreased from $340 million to $190 million. On May 27, 2016, the maximum commitment amount increased from $190 million to $215 million. During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings was $143.1 million and 1.17%, respectively.

38	NUVEEN

All Cap Energy MLP Opportunities (JMLP) was entered into an $45 million (maximum commitment amount) credit agreement with Nova Scotia. As of the end of the reporting period, the Fund’s outstanding balance on the Borrowings was $36 million. Interest charged on the Borrowings is calculated at a rate per annum equal to 1-Month LIBOR plus 0.70%. In addition, the Fund accrues a commitment fee of 0.15% per annum on the daily undrawn portion of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

On February 4, 2016, the maximum commitment amount decreased from $80 million to $36 million. On May 27, 2016, the maximum commitment amount increased from $36 million to $45 million. During current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings was $27.7 million and 1.12%, respectively.

In order to maintain the Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in their Portfolio of Investments.

Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

8. Subsequent Events

Equity Shelf Program

During June 2016, All Cap Energy MLP Opportunities (JMLP) filed a registration statement with the SEC to issue additional shares through a Shelf Offering.

Borrowing Arrangements

Subsequent to the current fiscal period, All Cap Energy MLP Opportunities (JMLP) increased the outstanding balance on its Borrowings to $39,000,000.

NUVEEN	39

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JMF	JMLP
Shares repurchased	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

40	NUVEEN

Glossary of Terms

Used in this Report

■	Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	41

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

42	NUVEEN

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Advisory Research, Inc. (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews each Investment Management Agreement and Sub-Advisory Agreement on behalf of each Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

NUVEEN	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing the Sub-Adviser and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance programs, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The

44	NUVEEN

Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of each Fund. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one- and three-year periods ending December 31, 2015 for Nuveen Energy MLP Total Return Fund (the “Energy MLP Total Return Fund”) and the quarter and one-year periods ending December 31, 2015 for Nuveen All Cap Energy MLP Opportunities Fund (the “All Cap Energy MLP Fund”), as well as performance information reflecting the first quarter of 2016 for both Funds.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

NUVEEN	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For the Energy MLP Total Return Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period and the second quartile in the three-year period. The Fund underperformed its benchmark in the one- and three-year periods but the Board considered the differences in holdings in the Fund and benchmark and the deleveraging of the Fund which contributed to the variance in such performance results. The Board determined the Fund’s performance had been satisfactory.

For the All Cap Energy MLP Fund, the Board noted that the Fund ranked in the third quartile in its Performance Peer Group in the one-year period. The Fund also significantly underperformed its benchmark in the one-year period but the Board considered the differences in holdings in the Fund and benchmark and the deleveraging of the Fund which contributed to the variance in the performance results. Although the Board recognized that the Fund had a relatively short performance history that was too short for a meaningful assessment of its performance, the Board was satisfied with the Fund’s progress.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Funds each had a net management fee and net expense ratio below their respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

46	NUVEEN

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an unaffiliated sub-adviser. The Independent Board Members considered the pricing schedule or fee rates that the Sub-Adviser charges for other clients. The Independent Board Members noted that the fee rates paid the Sub-Adviser for its sub-advisory services were reasonable in relation to the fees of other clients. The Independent Board Members also noted that such fees were the result of arm’s-length negotiations.

The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to the other clients of the Adviser and/or its affiliated sub-advisers referenced above which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit

NUVEEN	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and net income (pre-tax and after-tax) from serving as Sub-Adviser to the Energy MLP Total Return Fund for the calendar years ended 2014 and 2015 and from serving as Sub-Adviser to the All Cap Energy MLP Fund for the calendar year ended December 31, 2015 and for the 9 months ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

48	NUVEEN

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	49

Notes

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-A-0516D        17352-INV-B-07/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen All Cap Energy MLP Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2016